Exhibit 99.1
Sidoti Fifteenth Annual Emerging Growth Institutional Investor Forum New York, NY March 23, 2011

Safe Harbor Statement Page 2 Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Diodes' first quarter of 2011 business outlook, including revenue is expected to be flat to down five percentage points compared to fourth quarter 2010; gross margin is expected to be 36.5 percent, plus or minus one percentage point; operating expenses are anticipated to be comparable to fourth quarter levels on a percent of revenue basis; income tax rate is expected to range between 17 and 23 percent; and shares used to calculate GAAP EPS for the first quarter are anticipated to be approximately 46.3 million. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects of the global economy; continued introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages and Diodes' joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes' ability to maintain its current growth strategy or continue to maintain its current performance, costs and loadings in manufacturing facilities; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information detailed from time to time in filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company's press release on February 9, 2011 titled "Diodes Incorporated Reports Fiscal 2010 and Fourth Quarter Financial Results" for detailed information related to the Company's non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

Management Representative Page 3 Dr. Keh-Shew Lu President and CEO President and CEO Since 2005 Director - Diodes 9 years Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic Senior Vice President of TI Worldwide Memory President of Texas Instruments - Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Company Representative Page 4 Laura Mehrl Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Dallas, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page 5 A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the computing, consumer, communications, industrial and automotive segments. About Diodes Incorporated

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products Page 6

2010 Total Semiconductor Market ($298 bn) Significant Market Opportunity Page 7 $117 bn $29 bn $70 bn $42 bn $20 bn Diodes' SAM: $10 - $12 bn Diodes' SAM: $13 - $15 bn Opto $20 bn Std Logic Analog Discrete Micro/Special Memory Diodes' SAM: $3 - $5 bn

Diodes Growth Strategy Page 8 Many Paths for Growth: Product portfolio Product arena Product line expansion Performance enhancement Application space Targeted end equipments Broad customer base Increased product coverage Packaging breadth Broad packaging portfolio Increased power density Small form factor

Product Portfolio Progression Page 9 Discrete Diodes MOSFET Rectifiers Transistor Protection Devices Analog Power Management Power Switches Standard Linear Sensors LED Drivers Logic Low Voltage CMOS High Speed CMOS Advanced Ultra-Low Power CMOS 2006 2010

SKY Rectifiers MOSFET Bipolar LDO DC-DC (Asynchronous) Performance Enhancement Page 10 Diodes' product upgrade has expanded our SAM SBR(r) (Super Barrier Rectifiers) (Vb < 400v) DIOFETTM (Low RDS(on), Vb < 100V) CMOS LDO (Low power) DC-DC (Asynchronous, high current) DIODESTARTM Rectifiers (Vb > 600v) DIODESTARTM MOSFET (Ultra low RDS(on), Vb > 600V) Low Noise LDO DC-DC (Synchronous, with low & high current)

Page 11

Efficiency, Functionality, and Control for Smart Phones

- **LCD Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes
- **LED Flash Module**
  - Camera Flash Drivers
  - ZXMN series MOSFETs
- **LCD / OLED Display Bias**
  - LCD Bias ICs
  - OLED Bias ICs
  - Schottky Diodes
- **Battery Power Management**
  - USB Power Switches
  - Current Monitors
  - Charger ICs
  - Low-Saturation Bipolar Transistors
  - ZXMP series MOSFETs


14:37
Phone
Contacts

- **GPS Antenna Detection**
  - Current Monitors
- **RF Power Amplifier**
  - Low Dropout Regulators
- **System Voltage Conversion**
  - Low Dropout Regulators
  - DC-DC Converters
  - Schottky Diodes
  - Low-Saturation Bipolar Transistors
- **Flip / Slide Detection**
  - Hall Effect Sensors
  - Hall Effect Drivers
- **Keypad Backlighting**
  - LED Drivers
  - Boost Converters
  - Schottky Diodes

DIODES INCORPORATED

Page 12

Strong Relationships Drive LCD/LED TV Product Roadmaps

- **LCD Display Buffer**
  40V High-gain BJT
- **System Power Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Voltage References
  Synchronous MOSFET Controllers
  40V/100V SBR and Schottkys
  Bridge Rectifier Diodes
- **LCD LED Backlighting**
  Current Monitors
  400V High-gain NPN BJT
  60V/100V High-gain NPN BJT
  60V/100V N-channel MOSFETS
- **CCFL Backlighting**
  30V Low On-resistance MOSFETs



- **Antenna Tuner**
  DC-DC Converters
  40V Schottkys
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays
- **System Power Management**
  Buck DC-DC Converters
  Low Dropout Regulators
  20V/30V/40V SBR® and Schottkys
  30V P-Channel MOSFETs
  30V Low-saturation PNP BJT
- **Audio Amplifier**
  Buck DC-DC Converters
  Schottky Diodes
  SBR

DIODES INCORPORATED

Page 13

Product Breadth and Performance for Computing Platforms

- **LCD / LED Backlighting**
  LED Drivers
  Boost Converters
  Schottky Diodes
- **System Voltage Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Schottky Diodes
  Low-Saturation BJT
- **Battery Power Management**
  Current Monitors
  Load Switches
  Low-Saturation BJT
  ZXMP series MOSFETs
- **Open / Close Detection**
  Hall Effect Sensors
  Hall Effect Drivers



- **Audio Amplifier**
  Buck DC-DC Converters
  Schottky Diodes
  Super Barrier Rectifiers
- **Wireless Connectivity**
  DC-DC Converters
  Low Dropout Regulators
- **System Power Management**
  Buck DC-DC Converters
  Low Dropout Regulators
  Super Barrier Rectifiers
  Schottky Diodes
  P-Channel MOSFETs
  Low-Saturation BJT
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays

DIODES INCORPORATED

Page 14

Packaging Focus: Miniaturization and Power Efficiency


DFN1006-2
0.3mm DFN
0.4mm DFN
QFN 3~16 pin
SOD123/323
SOD-323F
SOT23F
SOT23/523
SC59
SOT143/SC82
SOT25/353
SOT26/363
SOT953/963
SOT666
TSSOP8
SOIC8
MSOP8/10
QSOP16/20L
SOT89
SIP-3/4
SOT223
TO220/263/
ITO220S
TO252
SOT923
PD-123
PD-323
PM-III
PD-5
SOD323F
Power DI
5060
TSOT23-5/6
SOIC14
WL-CSP
High Pin QFN
T-CSP /
DFN0603
TSSOP14/16
SOLAR

Page 15 Packaging Focus: Miniaturization and Power Efficiency Power Efficiency Miniaturization DFN 1006-2 Possibly the smallest Discrete semiconductor package. DFN 1006-2 0.6mm 1.0mm Compared to a TO252, the PowerDI(r)5 package delivers twice the power density from a 55% smaller footprint. PowerDI(r)5 TO252

Efficient Manufacturing + Superior Processes Page 16 Shanghai-based packaging with capacity greater than 23 billion units Flexible and optimized manufacturing process = low packaging cost Additional packaging facilities in Neuhaus, Germany and JV in Chengdu, China Bipolar process technology for discrete and ICs High volume 5" and 6" wafer fab in Kansas City, Missouri for discretes 6" Wafer fab in Oldham, United Kingdom Strong engineering capabilities Packaging Wafer Fabs Economies of Scale: Production Units in Shanghai (bn) 20 8.2bn 2005 11.8b n 2006 15.4bn 2007 16.7bn 2008 2004 5.4bn 18 16 14 12 10 8 6 4 2 2.1bn 2002 3.4bn 2003 2001 1.3bn 2001 - 2010 (CAGR: 37.7%) 16.2bn 2009 2010 22 24 18.9bn 2009 Capacity Capex Model = 10% - 12% of Revenue 23.2bn

Page 17 Quanta Hon Hai Collaborative Customer Relationships

Annual Revenue Growth Rates Outperforming the Industry Page 18 59.9% 2003 to 2010 Growth Diodes Inc.: 23.9% SAM Industry: 6.5% 2004 2005 2006* 2007 2008* 2003 8.0% 35.6% 15.6% 16.9% 18.2% 18.1% (3.3%) 13.5% 8.1% (0.5%) (1.3%) (10%) 0% 10% 20% 30% 40% 50% 60% Industry (Discrete + Analog) Source: World Semiconductor Trade Statistics 0.4% (12.2%) 2009 *Acquisition Years 2010 34.4% 41.1%

Revenue Profile - 2010 By Channel By Region By Segment Page 19 15% 73% 12% Asia Pacific Europe North America 54% 46% Distribution OEM / EMS 28% 20% 17% 32% 3% Industrial Consumer Communications Automotive Computing

Page 20 Year 2010 Highlights Revenue increased to a record $612.9 million, an increase of 41.1 percent over the $434.4 million in 2009. Gross profit increased $103.7 million to a record $224.9 million, an increase of 85.6 percent compared to 2009. Gross margin increased 880 basis point to 36.7 percent. GAAP net income was a record $76.7 million, or $1.68 per diluted share, up from 2009 GAAP net income of $7.5 million, or $0.17 per diluted share. Non-GAAP adjusted net income was a record $82.9, or $1.82 per diluted share, up from 2009 adjusted net income of $24.1 million, or $0.55 per diluted share. Achieved $110.8 million cash flow from operations, $28.9 million net cash flow and $29.2 million free cash flow.

Fourth Quarter 2010 Financial Performance Page 21 Revenue $130.3 $163.1 $163.8 $33.5 $0.7 Revenue Growth 7% 9% 0.4% 25.7% 0.4% Gross Profit $41.8 $61.0 $62.6 $20.8 $1.6 Gross Margin % 32.1% 37.4% 38.3% 620 bp 90 bp Operating Profit $14 $30 $32 $18 $2 Net Income $14.2 $21.2 $24.0 $9.8 $2.8 Earning per Share $0.32 $0.46 $0.52 $0.20 $0.06 Cash Flow from Operations $22 $43 $28 $6 ($15) EBITDA(Non-GAAP) $25.3 $42.3 $46.3 $21.0 $4.0 4Q09 3Q10 Y/Y Q/Q 4Q10 (In millions except per share)

Balance Sheet Page 22 Dec 31, 2009 Cash $104 $242 $271 Short-term Investment $ - $297 $ - Inventory $ 99 $ 90 $121 Current Assets $297 $751 $541 Long-term Investment $321 $ - $ - Total Assets $891 $1,022 $847 Convertible Notes ST/LT $155 $121 $128 Other Long-term Debt $217 $ 3 $ 3 Total Liabilities $491 $571 $294 Total Equity $400 $451 $553 Dec 31, 2010 Dec 31, 2008 (adjusted) In millions

1Q 2011 Business Outlook Page 23 Revenue is expected to be flat to down five percentage points compared to fourth quarter 2010. Gross margin is expected to be 36.5 percent, plus or minus one percentage point. Operating expenses are anticipated to be comparable to fourth quarter levels on a percent of revenue basis. Income tax rate is expected to range between 17 and 23 percent. Shares used to calculate GAAP EPS for the first quarter are anticipated to be approximately 46.3 million.

Strategy: Profitable Growth Page 24

Thank you Company Contact: Diodes Incorporated Laura Mehrl Director of Investor Relations P: 972-385-4492 E: laura_mehrl@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com